--------------------------------------------------------------------------------





                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 Form 8-K/A-2

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Amendment No. 2
                                      to
                                Current Report


                    Date of Report (Date of earliest Event
                         Reported): February 25, 2000


                       SOUTHERN PERU COPPER CORPORATION
                       --------------------------------
            (Exact name of registrant as specified in its charter)



              Delaware                                   1-14066                                  13-3849074
-------------------------------------       -----------------------------------              -------------------
    (State or Other Jurisdiction                       (Commission                             (I.R.S. Employer
         of Incorporation)                             File Number)                          Identification No.)

          180 Maiden Lane
            New York, NY                                                                            10038
-------------------------------------                                                        --------------------
       (Address of Principal                                                                      (Zip Code)
         Executive Offices)




         Registrant's telephone number, including area code (212) 510-2000
                                                            --------------





--------------------------------------------------------------------------------



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (c)    Exhibits.

     Pursuant to Item 304(a)(3) of Regulation S-K under the Securities Exchange Act of 1934, as amended, the Registrant hereby furnishes the letter of PricewaterhouseCoopers LLP, former accountants to the Registrant, as
Exhibit 16.1, which is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



SOUTHERN PERU COPPER CORPORATION



By:   /s/ Daniel Tellechea Salido
      ---------------------------------
      Name:    Daniel Tellechea Salido
      Title:   Vice President






Dated:  March 13, 2000

Exhibit Number      Description

     16.1 Letter of PricewaterhouseCoopers LLP regarding change in Registrant's accountant dated March 7, 2000.

PricewaterhouseCoopers [company logo]

                                                  PricewaterhouseCoopers LLP
                                                  11 Madison Avenue
                                                  New York NY  10010
                                                  Telephone (212) 596-8000
                                                  Facsimile (212) 591-4850

March 7, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Commissioners:

We have read the statements made by Southern Peru Copper Corporation (copy attached), which we understand was filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's Form 8-K report dated
February 29, 2000. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

PricewaterhouseCoopers LLP

                                  ATTACHMENT

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

     On February 25, 2000, the Board of Directors selected Arthur Andersen L.L.P. to serve as independent accountants for the Company for the calendar year 2000, and resolved to submit this selection to the approval of the stockholders of the Company at the annual meeting of stockholders to be held on May 9, 2000. A representative of Arthur Anderson L.L.P. is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

     The Company's professional relationship with PricewaterhouseCoopers L.L.P., the current accountants, has been harmonious and during the last two fiscal years to date, the Company and its managers had no disagreement with Pricewaterhouse Coopers L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. PricewaterhouseCoopers L.L.P's reports on the Company's consolidated financial statements for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.